Exhibit 10.2

AMENDMENT NUMBER 3 TO
RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NUMBER 3 TO RECEIVABLES PURCHASE AGREEMENT, dated as of March 30, 2010 (this “Amendment”), is entered into by and among FOUNTAIN CITY FINANCE, LLC, a Delaware limited liability company (the “Seller”), ENTERPRISE FUNDING COMPANY LLC, a Delaware limited liability company (“Enterprise Funding”), as an Investor, BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association (“Bank of America”), as a Bank and as the agent (the “Agent”) for the Investors and the Banks, DST SYSTEMS, INC., a Delaware corporation (“DST Systems”), as the Parent and the Servicer, and each of the parties named on Schedule I hereto as Originators.  Capitalized terms used and not otherwise defined herein are used as defined in the Receivables Purchase Agreement (as defined below).

WHEREAS, the parties hereto entered into that certain Receivables Purchase Agreement, dated as of May 21, 2009 (as amended through the date hereof, the “Receivables Purchase Agreement”);

WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.           Amendments.  Effective as of the Effective Date (as defined below), the following amendments are made to the Receivables Purchase Agreement:

(a)           The definition of “Purchase Limit” in Section 1.01 of the Receivables Purchase Agreement is hereby amended by deleting, in its entirety, the date “March 31, 2010” therein and replacing, in its entirety, such date with “April 30, 2010”.

(b)           Section 2.01(e)(ii) of the Receivables Purchase Agreement is hereby amended by deleting, in its entirety, each reference to the date “March 31, 2010” and replacing, in its entirety, each such reference with “April 30, 2010”.

SECTION 2.           Effective Date.  This Amendment shall become effective as of the date (the “Effective Date”) that the Agent shall have received counterparts hereof duly executed by each of the parties hereto.

SECTION 3.           Miscellaneous.

(a)           References in Receivables Purchase Agreement.  Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the

Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

(b)           Effect on Receivables Purchase Agreement.  Except as specifically amended hereby, the Receivables Purchase Agreement shall remain in full force and effect.  This Amendment shall not constitute a novation of the Receivables Purchase Agreement, but shall constitute an amendment thereof.

(c)           No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Receivables Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

(d)           Fees and Expenses.  The Seller and DST Systems agree to pay all costs, fees, and expenses (including, without limitation, reasonable attorneys’ fees and time charges of attorneys) incurred by the Agent and/or the Investor in connection with the preparation, execution and enforcement of this Amendment.

(e)           Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(f)            Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(g)           Headings.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(h)           Amendments.  This Amendment may not be amended or otherwise modified except as provided in the Receivables Purchase Agreement.

(i)            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SELLER:	FOUNTAIN CITY FINANCE, LLC

	By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President

PARENT:	DST SYSTEMS, INC.

	By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President, CFO and Treasurer

SERVICER:	DST SYSTEMS, INC.

	By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President, CFO and Treasurer

ORIGINATORS:	DST SYSTEMS, INC.

	By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President, CFO and Treasurer

DST HEALTH SOLUTIONS, INC.

	By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President and Treasurer

DST OUTPUT, LLC

	By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President, Asst. Sec. and Treasurer

[Signature Page to Amendment 3 to Receivables Purchase Agreement - DST Systems]

DST OUTPUT CENTRAL, LLC

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President, Asst. Sec. and Treasurer

DST OUTPUT EAST, LLC

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President, Asst. Sec. and Treasurer

DST OUTPUT WEST, LLC

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President, Asst. Sec. and Treasurer

DST OUTPUT GRAPHICS, LLC

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President, Asst. Sec. and Treasurer

DST TECHNOLOGIES, INC.

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President and Treasurer

DST STOCK TRANSFER, INC.

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President and Treasurer

[Signature Page to Amendment 3 to Receivables Purchase Agreement - DST Systems]

DST GLOBAL SOLUTIONS NORTH AMERICA LTD.

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President and Treasurer

DST HEALTH SOLUTIONS, LLC

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President and Treasurer

DST MAILING SERVICES, INC.

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President and Assistant Treasurer

ISPACE SOFTWARE TECHNOLOGIES, INC.

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President and Treasurer

ARGUS HEALTH SYSTEMS, INC.

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President and Treasurer

DST DIRECT, LLC

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President, Asst. Sec. and Treasurer

[Signature Page to Amendment 3 to Receivables Purchase Agreement - DST Systems]

DST OUTPUT ELECTRONIC SOLUTIONS, INC.

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President, Asst. Sec. and Treasurer

DST TASS, LLC

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President, Asst. Sec. and Treasurer

DST WORLDWIDE SERVICES, LLC

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President and Treasurer

DSTI MOSIKI, LLC

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President and Treasurer

DST RETIREMENT SOLUTIONS, LLC

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President and Treasurer

[Signature Page to Amendment 3 to Receivables Purchase Agreement - DST Systems]

INVESTOR:	ENTERPRISE FUNDING COMPANY LLC

	By:	/s/ Bernard J. Angelo
Name: Bernard J. Angelo
Title: Vice President

AGENT:	BANK OF AMERICA, NATIONAL ASSOCIATION,
as Agent

	By:	/s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

BANK:	BANK OF AMERICA, NATIONAL ASSOCIATION

	By:	/s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

[Signature Page to Amendment 3 to Receivables Purchase Agreement]

SCHEDULE I

Originators:

DST Systems, Inc.

DST Output, LLC

DST Output Central, LLC

DST Output East, LLC

DST Output West, LLC

DST Output Graphics, LLC

DST Technologies, Inc.

DST Stock Transfer, Inc.

DST Mailing Services, Inc.

DST Output Electronic Solutions, Inc.

DST Worldwide Services, LLC

DST Retirement Solutions, LLC

Argus Health Systems, Inc.

DST Direct, LLC

DST Health Solutions, Inc.

DST Heath Solutions, LLC

DST Global Solutions North America Ltd. (f/k/a DST International North America Ltd.)

DSTi Mosiki, LLC

iSpace Software Technologies, Inc.

DST TASS, LLC